      Morgan Stanley Variable Investment Series Limited Duration Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2006 - June 30, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Hewlet  5/23/    -     $100.0 $1,000,  210,00    0.02%  0.13%   Credit  Credit
  t-      05             0    000,000     0                     Suisse  Suisse
Packar                                                            ,
   d                                                            Merril
Compan                                                            l
   y                                                            Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                l, RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Scotia
                                                                Capita
                                                                  l,
                                                                HSBC,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties